Defined Asset Funds

Select Series
Performance Summary
1999
3rd Quarter

IRA Ideal!

The Select
S&P Industrial
Portfolio

Take Indexing
to Another Level...

[logo] Merrill Lynch

SELECT S&P INDUSTRIAL PORTFOLIO o  PERFORMANCE SUMMARY 3RD
QUARTER o  1999

Indexing -- it's a strategy to mirror the returns of major indices. Why not take a step beyond?

The Defined Asset Funds
Select S&P Industrial Portfolio can help.

Instead of simply replicating an index, the Select S&P Industrial Portfolio singles out stocks from the S&P Industrial Index(1) for a combination of capital appreciation potential and current dividend income.

The Portfolio seeks total return through a contrarian strategy of selecting 15 stocks from the Index for relatively high dividend yield and appreciation potential.

         PastPerformance of Prior Select S&P Industrial Portfolios Past performance is no guarantee of future results.

                      Series From Inception Through 9/30/99
                          (including annual rollovers)

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Inception         Series             Return
1/22/97              A                8.08%
2/24/97              B                7.81
4/21/97              C                9.63
6/9/97               D                2.03
7/21/97              E                1.48
9/8/97               F                5.06
10/20/97             G                2.86
12/2/97              H                0.74
1/8/98               J               -0.14


                      Most Recently Completed Portfolio

Period            Series             Return
2/9/98-3/19/99       A                5.92%
3/23/98-4/23/99      B                6.13
4/27/98-6/04/99      C               12.29
6/15/98-7/23/99      D                7.93
7/27/98-8/27/99      E                1.39
9/8/97-10/2/98       F                9.95
10/20/97-12/4/98     G               14.22
12/2/97-1/8/99       H               17.47
1/8/98-2/8/99        J               10.13

The chart above shows average annual total returns which represent price changes plus dividends reinvested, divided by the initial public offering price, and reflect maximum sales charges and expenses. Returns for Series From Inception differ from Most Recently Completed Portfolio because the former figures reflect a reduced sales charge on annual rollovers and different performance periods.


Hypothetical Past Performance of the Strategy (not any Portfolio) Growth of $10,000 Invested Over 25 Years -- 1/1/74 Through 9/30/99

Strategy(2)........................$546,229
DJIA...............................$329,092
S&P 500 Index(1)...................$325,772
S&P Industrial Index...............$330,252

Growth of $10,000 Invested Over 26 years --
11/1/73 Through 9/30/99

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Strategy (net of sales charges and expenses)(2)   $440,951
DJIA                                              $285,915
S&P 500 Index                                     $278,013
S&P Industrial Index                              $282,002

[A mountain chart compares the hypothetical past performance of the Strategy (1) (ochre) from 1/1/73 through 9/30/99, the Dow Jones Industrial Average (DJIA)
(pink), the S&P 500 Index (purple) and the S&P Industrial Index (green). An ochre box in the upper left quadrant indicates the components of the Strategy performance section of the chart ("net of sales charges and expenses"). The horizontal (X) axis compares the cumulative annual performance by year, from 1/1/73 through 9/30/99. The vertical (Y) axis reflects the dollar amount value for each index from 1/1/73 through 9/30/99. The initial value of each investment is $10,000. Throughout the aforementioned period, increases in each investment builds towards the Y axis. At the end of this period, the Y axis reflects the ending value of the Strategy ($440,951), the ending value of the DJIA ($285,915), the ending value of the S&P 500 Index ($278,013) and the ending value of the S&P Industrial Index ($282,002).]

Since stocks in the Portfolio were chosen solely by applying the Strategy, we analyzed the Strategy to see how it could have performed. Past performance of the Strategy is no guarantee of future results of any Portfolio. The Strategy (with Portfolio sales charges and expenses deducted) would have underperformed the DJIA in 9, the S&P 500 Index(1) in 10 and the S&P Industrial Index in 9 of the last 26 years. The Portfolio does not reflect the research opinions or any buy or sell recommendations of any of the Sponsors or Standard & Poor's.(1)

Average Annual Total Returns

For periods ending      3 year   5 year   10 year 15 year  20 year  25 year
12/31/98

Strategy(2)             19.52%   21.06%   17.83%   19.29%   19.57%   17.91%
DJIA                    23.71%   22.08%   18.62%   17.71%   17.14%   14.40%
S&P 500% Index          27.97%   23.82%   19.03%   17.74%   17.50%   14.71%
S&P Industrial Index    28.89%   24.43%   19.09%   17.77%   17.51%   14.67%


Annual Total Returns

                                              S&P              S&P
                                              500              Industrial
Year          Strategy(2)     DJIA            Index            Index

1973           -20.13%      -13.12%          -14.66%           -14.61%
1974            -5.35       -23.14           -26.47            -26.54
1975            40.63        44.40            36.92             36.78
1976            30.89        22.72            23.53             22.59
1977            -6.53       -12.71            -7.19             -8.20
1978             6.06         2.69             6.39              7.50
1979            26.47        10.52            18.02             18.40
1980            18.23        21.41            31.50             32.98
1981             7.67        -3.40            -4.83             -6.69
1982            25.87        25.79            20.26             20.14
1983            24.72        25.68            22.27             22.79
1984            12.34         1.06             5.95              4.09
1985            29.98        32.78            31.43             30.08
1986            28.78        26.91            18.37             18.54
1987             2.52         6.02             5.67              9.13
1988            42.04        15.95            16.58             15.80
1989            35.40        31.71            31.11             29.30
1990             0.96        -0.57            -3.20             -0.84
1991            27.06        23.93            30.51             30.39
1992            11.50         7.34             7.67              5.63
1993             2.28        16.72             9.97              8.90
1994            11.41         4.95             1.30              3.75
1995            36.68        36.48            37.10             34.26
1996            12.25        28.57            22.69             22.70
1997            33.34        24.78            33.10             30.80
1998            15.10        18.00            28.34             33.43
9/30/99        -11.12        13.96             5.38              7.74
Average         15.21%       13.35%           13.24%            13.30%

Returns shown represent price changes plus dividends reinvested at year ends, divided by the initial public offering price, and do not reflect deduction of any commissions or taxes. Portfolio performance will differ from the Strategy because of commissions, Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from those used in determining Portfolio unit price, they are not fully invested at all times and stocks may not be weighted equally.

(1) "Standard & Poor's," "S&P," "S&P500 Index" and the "S&P Industrial Index" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by Standard & Poor's. The name "Dow Jones Industrial Average" is the property of Dow Jones & Company, Inc.

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


(2) Net of Portfolio sales charges (2.75% for the first year, 1.75% for each subsequent year) and estimated expenses.

The Strategy

The Select S&P Industrial Portfolio employs a disciplined "buy and hold" strategy. Each year, we intend to reapply the screening process to select a new Portfolio. You can reinvest in the next Portfolio, if available, at a reduced sales charge, or you can redeem your investment. Although each Portfolio is a one-year investment, we recommend you stay with the Strategy for at least three to five years for potentially more consistent results.


The Selection Process

The Select S&P Industrial Portfolio looks for potential values in the equity market by investing in companies in the S&P Industrial Index that may be currently out of favor. It does this through a disciplined four-part screening process:

1. Defining the Universe: We begin with the S&P Industrial Index, a subset of the S&P 500 Index, which includes only industrial stocks. We then remove any stocks that are also in the Dow Jones Industrial Average(1) (DJIA).

2. Quality Screen: We only consider stocks that are ranked A+ or A by Standard & Poor's. Standard & Poor's determines these stock rankings using a computerized system which focuses primarily on the growth and stability of per-share earnings and dividends. It then assigns a symbol to each stock, from A+ for the highest- ranked stocks to D for stocks Standard & Poor's considers to be the most speculative. These rankings differ from credit-worthiness rankings of bonds, and are not intended to predict stock price movements.

3. Market Capitalization: We then rank the stocks by market capitalization and eliminate the lowest 25%. This allows the Portfolio to avoid smaller, less liquid issues.

4. Dividend Yield: Finally, we rank the remaining stocks according to dividend yield. From this group, we select the 15 highest dividend-yielding stocks for the Portfolio. Their prices may be undervalued.

Take a Step Beyond!

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


You can get started today with the Select S&P Industrial Portfolio for about $250. Call your financial professional for a free prospectus containing more complete information, including sales charges, expenses and risks. Please read it carefully before you invest or send money.

[LOGO] Defined Asset Funds
Buy With Knowledge o Hold With Confidence



Defining Your Risks

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

o The Portfolio is designed for investors who can assume the risks associated with equity investments, and may not be appropriate for investors seeking capital preservation or high current income.

o There can be no assurance that the Portfolio will meet its objective, that dividend rates will be maintained, that stock prices will not decrease or that the Portfolio will outperform the Indices.

o The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

o These stocks may have higher yields because they or their industries are experiencing financial difficulties or are out of favor. There can be no assurance that the market factors which caused these relatively low prices and high yields will change.

o Owning units of the Portfolio may result in annual federal, state and local taxes. Please consult your tax advisor.

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.

[LOGO] Printed on Recycled Paper                               70110SJ-10/99
(C) 1999 Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Member SIPC.

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